UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2024

BLUE OWL CAPITAL INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-39653	86-3906032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

399 Park Avenue, New York, NY 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 419-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Shares	OWL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 23, 2024, Blue Owl Finance LLC (the “Borrower”), an indirect subsidiary of Blue Owl Capital Inc. (the “Company”), Blue Owl Capital Holdings LP (“Blue Owl Holdings”), Blue Owl Capital Carry LP (together with Blue Owl Holdings, each, a “Parent Guarantor” and, collectively, the “Parent Guarantors”), Blue Owl Capital Group LLC, Blue Owl GPSC Holdings LLC, Blue Owl GP Stakes GP Holdings LLC, Blue Owl Real Estate GP Holdings LLC, Blue Owl Capital Holdings LLC, Blue Owl Capital GP Holdings LP and Blue Owl Real Estate Holdings LP (collectively with the Parent Guarantors, the “Guarantors”), the several banks and other financial institutions or entities party thereto and MUFG Bank, Ltd., as administrative agent (the “Administrative Agent”) entered into an amendment (the “Second Amendment”) to the Amended and Restated Credit Agreement, dated as of June 15, 2022 (the “Credit Agreement”, as amended by the First Amendment to the Amended and Restated Credit Agreement, dated as of June 29, 2023, the Second Amendment and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”). The Second Amendment provides, among other things, that (i) the revolving credit commitment be increased to a total new commitment of $1,725,000,000.00 (subject to a potential increase to $2,250,000,000.00 upon the satisfaction of certain conditions set forth therein), (ii) the maturity date of the facility be extended to July 23, 2029 and (iii) certain additional indirect subsidiaries of the Company being added as guarantors under the Amended Credit Agreement.

The other terms of the facility remain substantially the same as the existing Credit Agreement. Obligations under the Credit Agreement and the Amended Credit Agreement are limited to the Borrower, the Parent Guarantors and the other Guarantors. The Company is not party to the Amended Credit Agreement.

The Second Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

10.1	Second Amendment to the Amended and Restated Credit Agreement, dated as of July 23, 2024, by and among Blue Owl Finance LLC, the guarantors party thereto, the several banks and other financial institutions or entities party thereto and MUFG Bank, Ltd.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL CAPITAL INC.

Date: July 23, 2024	By:	/s/ Neena A. Reddy
	Name:	Neena A. Reddy
	Title:	General Counsel and Secretary